                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 17, 1997
                                                        -----------------

                          Commission file number 1-8591
                                                 ------


                            FIGGIE INTERNATIONAL INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                                  52-1297376
----------------------------------------            -------------------
    (State or other jurisdiction of                  (I.R.S.Employer
     incorporation or organization)                 Identification No.)


          4420 Sherwin Road
           Willoughby, Ohio                                   44094
----------------------------------------               --------------
(Address of principal executive offices)               (Zip Code)


                                 (216) 953-2700
                         -------------------------------
                         (Registrant's telephone number)

          5875 Landerbrook Drive, Mayfield Hts., Ohio 44124 (440) 446-1333
--------------------------------------------------------------------------------
 (Future address and telephone number of principal executive offices beginning
                               December 1, 1997)

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

         On November 17, 1997, Figgie International Inc. (the "Registrant") sold to SKL Lift, Inc. (the "Buyer"), a Delaware corporation whose obligations have been guaranteed by Omniquip International, Inc. of Port Washington, Wisconsin, substantially all of the assets of its Snorkel division (the "Division") located in St. Joseph, Missouri; Elwood, Kansas; and Levin, New Zealand pursuant to a definitive agreement executed on July 19, 1997 and amended on November 9, 1997. The Division manufactures self-propelled aerial work platforms. The agreement, as amended, provides for $100 million to be paid to the Company at closing plus a contingent additional amount. The contingent amount will be the amount of sales of the Division for the twelve-month period commencing on April 1, 1998 and ending on March 31, 1999 (the "Earn-Out Period") in excess of $140 million, such additional payment not to exceed $20 million, plus 70% of the amount of sales of the Division during the Earn-Out Period in excess of $160 million, such additional payment not to exceed $30 million. The agreement further provides for the assumption by the Buyer of certain liabilities and operating lease commitments of the Division. The consideration was determined pursuant to arm's-length negotiations.

ITEM 7.      FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

             (b)     Pro Forma Financial Information

                     The following pro forma condensed consolidated balance sheet as of September 30, 1997, and the pro forma condensed consolidated statements of income for the nine month period then ended and the year ended December 31, 1996 give effect to the sale of the Registrant's Snorkel division. The adjustments related to the pro forma condensed consolidated balance sheet assume the transaction was consummated at September 30, 1997, while the adjustments to the pro forma condensed consolidated statements of income assume the transaction was consummated at the beginning of the periods presented. The sale occurred on November 17, 1997.

                     The pro forma information is based on the historical financial statements of the Registrant of which the balance sheet as of September 30, 1997 and the statement of income for the nine month period ended September 30, 1997 have previously been restated to separately present Snorkel as a discontinued operation. The statement of income for the year ended December 31, 1996 had not previously been restated.

                     These pro forma statements are not necessarily indicative of the results that actually would have occurred if the sale had been in effect as of and for the periods presented or what may be achieved in the future.



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




           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 1997
                            (in Thousands of Dollars)


                                                AS         PRO FORMA
                                             REPORTED      ADJUSTMENTS    PRO FORMA
                                             --------      -----------    ---------

ASSETS

Cash and Cash Equivalents                    $  46,524    $  96,000(a)    $ 142,524
Accounts Receivable                             38,414                       38,414
Inventories                                     37,286                       37,286
Net Assets Held for Sales                       66,286      (60,900)(b)       5,386
Current Deferred Tax Asset                      12,600       (9,400)(c)       3,200
Other Current Assets                             9,567                        9,567
                                             ---------                    ---------

   Total  Current Assets                       210,677       25,700         236,377
                                             ---------    ---------       ---------

Property, Plant and Equipment                   69,296                       69,296
Other Assets                                    80,125                       80,125
                                             ---------                    ---------

   Total  Other Assets                         149,421                      149,421
                                             ---------                    ---------

Total Assets                                 $ 360,098    $  25,700       $ 385,798
                                             =========    =========       =========


LIABILITIES

Current Liabilities                          $  69,143    $   3,800(d)    $  72,943
Long-Term Debt                                 177,133                      177,133
Other Non-Current Liabilities                   34,659        5,700(d)       40,359
                                             ---------    ---------       ---------

   Total  Liabilities                          280,935        9,500         290,435
                                             ---------    ---------       ---------

STOCKHOLDERS' EQUITY

Common Stock                                     1,844                        1,844
Capital Surplus                                109,819                      109,819
Retained Deficit                               (32,381)      16,200(e)      (16,181)
Other Equity                                      (119)                        (119)
                                             ---------    ---------       ---------

   Total  Stockholders' Equity                  79,163       16,200          95,363
                                             ---------    ---------       ---------

Total Liabilities and Stockholders' Equity   $ 360,098    $  25,700       $ 385,798
                                             =========    =========       =========


(a) Reflect the proceeds of the sale, net of $4 million of transaction expenses.
(b) Record the sale of the net assets.
(c) Recognize the Federal deferred tax asset on the gain on the sale.
(d) Establish liabilities arising from the sale of the Division.
(e) Estimated retained earnings impact of the sale of the net assets.


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


        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                (in Thousands of Dollars, except Per Share Data)


                                           AS         PRO FORMA
                                        REPORTED      ADJUSTMENTS    PRO FORMA
                                        --------      -----------    ---------
Net Sales                              $  185,574                    $  185,574
   Cost of Sales                          128,374                       128,374
                                       ----------                    ----------

Gross Profit on Sales                      57,200                        57,200
                                       ----------                    ----------

Operating Expenses:
   Selling, General and Administrative     27,861                        27,861
   Research and Development                 8,996                         8,996
                                       ----------                    ----------

Total Operating Expense                    36,857                        36,857
                                       ----------                    ----------

Operating Income                           20,343                        20,343
                                       ----------                    ----------

Other Expense (Income):
   Refinancing Costs                          393                           393
   Interest Expense                        16,394                        16,394
   Interest Income                         (4,065)        (3,600)(a)     (7,665)
   Other, Net                               2,081                         2,081
                                       ----------                    ----------

Income from Continuing Operations           5,540          3,600          9,140
   before Income Tax

Income Tax                                  1,864          1,440(a)       3,304
                                       ----------     ----------     ----------

Income From Continuing Operations           3,676          2,160          5,836

Discontinued Operations, net of tax:
   Income from Operations                   7,660         (7,660)(b)          0
   (Loss) on Disposal                      (6,000)                       (6,000)
                                       ----------     ----------     ----------

Net Income                             $    5,336     ($   5,500)    ($     164)
                                       ==========     ==========     ==========


Weighted Average Shares                    18,720         18,720         18,720

Per Share Data
--------------

Income from Continuing Operations      $     0.20     $     0.11     $     0.31
Income from Discontinued Operations          0.09          (0.41)         (0.32)
                                       ----------     ----------     ----------

Net Income                             $     0.29     ($    0.30)    ($    0.01)
                                       ==========     ==========     ==========


(a) Reflects interest income calculated at 5% on the $96 million of net proceeds, and related income tax of $1,440,000.
(b) Reflects elimination of Snorkel from the operating results assuming the sale occurred on January 1, 1997.

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



        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                (in Thousands of Dollars, except Per Share Data)


                                              AS                          AS         PRO FORMA
                                          REPORTED       SNORKEL       ADJUSTED      ADJUSTMENTS        PRO FORMA
                                          --------       -------       --------      -----------        ---------
                                                               (a)
Net Sales                                $  385,717     ($ 158,496)    $  227,221                    $  227,221
   Cost of Sales                            282,563       (123,561)       159,002                       159,002
                                         ----------     ----------     ----------                    ----------

Gross Profit on Sales                       103,154        (34,935)        68,219                        68,219
                                         ----------     ----------     ----------                    ----------

Operating Expenses:
     Selling, General and Administrative     48,438        (10,120)        38,318                        38,318
     Research and Development                14,688         (2,737)        11,951                        11,951
                                         ----------     ----------     ----------                    ----------

Total Operating Expense                      63,126        (12,857)        50,269                        50,269
                                         ----------     ----------     ----------                    ----------

Operating Income                             40,028        (22,078)        17,950                        17,950
                                         ----------     ----------     ----------                    ----------

Other Expense (Income):
   Refinancing Costs                            993                           993                           993
   Interest Expense                          19,820            (87)        19,733                        19,733
   Interest Income                           (2,132)            36         (2,096)        (4,800)(b)     (6,896)
   Other, Net                                (1,243)           610           (633)                         (633)
                                         ----------     ----------     ----------     ----------     ----------

Income from Continuing Operations            22,590        (22,637)           (47)         4,800          4,753
   before Income Tax

Income Tax (Benefit)                        (27,712)                      (27,712)         1,920(b)     (25,792)
                                         ----------     ----------     ----------     ----------     ----------

Income From Continuing Operations            50,302        (22,637)        27,665          2,880         30,545

Discontinued Operations, net of tax:
   Income from Operations                     1,280         22,637         23,917        (22,637)(c)      1,280
   (Loss) on Disposal                       (28,282)                      (28,282)                      (28,282)
                                         ----------     ----------     ----------     ----------     ----------

Net Income                               $   23,300     $        0     $   23,300     ($  19,757)    $    3,543
                                         ==========     ==========     ==========     ==========     ==========

Weighted Average Shares                      18,728         18,728         18,728         18,728         18,728

Per Share Data
--------------

Income from Continuing Operations        $     2.69     ($    1.21)    $     1.48     $     0.15     $     1.63
Income from Discontinued Operations           (1.44)          1.21          (0.23)         (1.21)         (1.44)
                                         ----------     ----------     ----------     ----------     ----------

Net Income                               $     1.25     ($    0.00)    $     1.25     ($    1.06)    $     0.19
                                         ==========     ==========     ==========     ==========     ==========

(a) Recognize Snorkel as a discontinued operation as of January 1, 1996.
(b) Reflects interest income calculated at 5% on the $96 million of net proceeds, and related income tax of $1,920,000.
(c) Reflects elimination of Snorkel from the operating results assuming the sale occurred on January 1, 1996.


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                     (c)    Exhibits

                            (2)(A) Asset Purchase Agreement by and among Figgie
                                   International Inc., Figgie International Real Estate Inc., Figgie Properties Inc., Figgie Licensing Corporation, Figgie Risk Management Co. and SKL Lift, Inc. dated as of July 19, 1997.

                            (2)(B) Amendment to the Asset Purchase Agreement,
                                   dated November 9, 1997.


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




                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FIGGIE INTERNATIONAL INC.

                                    By: /s/ Steven L. Siemborski
                                       ---------------------------
                                        Steven L. Siemborski
                                        Senior Vice President and
                                        Chief Financial Officer


Dated: November 26, 1997



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


                                  Exhibit Index
                                  -------------


Exhibit
-------

(2)(A) Asset Purchase Agreement by and among Figgie International Inc., Figgie International Real Estate Inc., Figgie Properties Inc., Figgie Licensing Corporation, Figgie Risk Management Co. and SKL Lift, Inc. dated as of July 19, 1997.**

(2)(B) Amendment to the Asset Purchase Agreement, dated November 9, 1997.**


** Schedules and Exhibits are omitted.


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